UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 12, 2007

SunTrust Banks, Inc.

(Exact name of registrant as specified in its charter)

Georgia	001-08918	58-1575035
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 Peachtree St., N.E., Atlanta, Georgia	30308
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (404) 588-7711

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item	4.01. Changes in Registrant’s Certifying Accountant

(b) The Registrant previously disclosed that the Audit Committee of the Registrant’s Board of Directors selected Ernst & Young LLP (“E&Y”) on September 26, 2006 as the principal accountant to audit the Registrant’s financial statements beginning with fiscal year 2007. The Registrant files this amended current report to provide the specific date that the Registrant formally engaged E&Y and to update the disclosures it made in its current report filed September 29, 2006.

The Audit Committee of the Registrant’s Board of Directors formally engaged E&Y as the principal accountant on February 12, 2007 to audit the Registrant’s financial statements beginning with fiscal year 2007. During the Company’s two most recent fiscal years ended December 31, 2005 and December 31, 2006, and through February 12, 2007, the Registrant did not consult with E&Y regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that E&Y concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue relating to the Registrant’s 2006 consolidated financial statements; or (2) any matter that was either the subject of a disagreement or reportable event as defined in Item 304(a)(1)(iv) and (v) of Regulation S-K. Notwithstanding the foregoing, subsequent to the date the Registrant publicly announced that it had selected E&Y, E&Y on December 1, 2006 furnished the Registrant a letter confirming its independence, and thereafter the Registrant has shared information with E&Y concerning certain completed and proposed transactions in E&Y’s role as the Registrant’s independent registered public accounting firm for the Registrant’s 2007 consolidated financial statements.

The Company provided a copy of the foregoing disclosure to E&Y and provided E&Y with an opportunity to furnish a letter addressed to the Securities and Exchange Commission containing any new information, clarification of the Company’s expression of its views, or the respects in which it does not agree with the statements made by the Company. E&Y has advised the Company that it has reviewed the disclosures in this 8-K and has no basis on which to submit such a letter addressed to the Securities and Exchange Commission in response to Item 304 of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SUNTRUST BANKS, INC.
(Registrant)

Date: February 16, 2007.	By:	/s/ David A. Wisniewski
David A. Wisniewski,
Group Vice President